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                            LEASE AGREEMENT BETWEEN



                  SKW II REAL ESTATE PARTNERSHIP, AS LANDLORD,

                                      AND

                       FINANTRA CAPITAL, INC., AS TENANT

                  DATED _______________________________, 1998


                                    FLORIDA










 ______________________________________________________________________________



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                                     LEASE

         THIS LEASE AGREEMENT (this "Lease") is entered into as of _____________, 19___, between SKW II REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and FINANTRA CAPITAL, INC., a Florida corporation ("Tenant").

         1. Lease Grant. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, Suite No. 500 (the "Premises.) in the office building (the "Building") located at 150 South Pine Island Road, Plantation, Florida 33324. The land on which the Building is located and the Premises are described on Exhibit A. The term "Building" includes the related land, driveways, parking facilities, and similar improvements.

         2. Term. The term of this Lease (the "Term", which definition shall include all renewals of the initial Term) shall be for a period, unless extended or sooner terminated as herein provided, commencing on the commencement date (the "Commencement Date") and expiring at 5:00 p.m. on the last day of the sixty (60) full month thereafter. The Commencement Date shall be the earlier to occur of (i) the date Tenant moves into the Premises or any portion thereof for the commencement of business; or (ii) the ninety-first day following the full execution of this Lease. Tenant and Tenant's Agents shall be granted immediate access to the Building and the Premises upon the full execution of the Lease in order to commence construction. Tenant agrees to use due diligence in obtaining all permits and completion of all construction so as to ready the Premises for occupancy.

         3. Rent.

                  (a) Basic Rent. "Basic Rent" (herein so called) shall be the following amounts for the following periods of time:

                  Months                Monthly Basic Rent

                  01-12                     $16,750.21
                  13-24                     $17,252.71
                  25-36                     $17,770.30
                  37-48                     $18,303.40
                  49-60                     $18,852.51

         (b) Payment. Tenant shall timely pay to Landlord Basic Rent and all additional sums to be paid by Tenant to Landlord under this Lease (collectively, the "Rent"), without deduction or set off, at Landlord's address provided for in this Lease or as otherwise specified by Landlord. Basic Rent, adjusted as herein provided, shall be payable monthly in advance, and shall be accompanied by all applicable state and local sales or use taxes. The first monthly installment of Basic Rent shall be payable contemporaneously with the execution of this Lease; thereafter, Basic Rent shall be payable on the first day of each month beginning on the


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first day of the second full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date.

         (c) Operating Expenses.

                           (1) During each calendar year after the 1999
calendar year, year which includes the Lease Commencement Date, Tenant shall pay an amount (per each rentable square foot in the Premises) ("Additional Rent") equal to the difference between the Operating Costs (defined below) per rentable square foot in the Building and the actual Operating Costs for the calendar year 1999 (the "Expense Stop"). Landlord may collect such amount in a lump sum, which shall be due within 30 days after Landlord furnishes to Tenant the Operating Costs and Tax Statement (defined below). Alternatively, Landlord may make a good faith estimate of the Additional Rent to be due by Tenant for any calendar year subsequent to the 1999 calendar year which includes the Commencement Date or part thereof during the Term ,and Tenant shall pay to Landlord, commencing January 1, 2000 and on the first day of each calendar month thereafter in advance, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months therein. From time to time, Landlord may estimate and re-estimate the Additional Rent to be paid by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted tn accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

                           (2) The term "Operating Costs" shall mean all
expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the Building, determined in accordance with sound accounting principles consistently applied, including, but not limited to, the following costs: (A) wages and salaries (including management fees) of all employees engaged in the operation, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building;
(C) costs for improvements made to the Building which, although capital in nature, are expected to reduce the normal operating costs of the Building, as well as capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion; (D) cost of all utilities, except the cost of utilities reimbursable to Landlord by the Building's tenants other than pursuant to a provision similar to this Section 3.(c); (E) insurance expenses; (F) repairs, replacements, and general maintenance of the Building, and (G) service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window cleaning, and elevator maintenance).


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Operating Costs shall not include costs for (i) capital improvements made to the Building, other than capital improvements described in Section 3.(c)(2)(C) and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies. and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (iii) interest, amortization or other payments on loans to Landlord; (iv) depreciation; (v) leasing commissions; (vi) legal expenses for services, other than those that benefit the Building tenants generally (e.g., tax disputes); (vii) renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (viii) Taxes (defined below), and (ix) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building.

                           (3) During each calendar year after the 1999
calendar year Tenant shall also pay a proportionate share of the increase in Taxes for each year and partial year falling within the Term over and above the 1999 Taxes. Tenant's proportionate share shall be determined by multiplying the aggregate Taxes by a fraction, the numerator of which is the number of rentable square feet in the Premises and the denominator of which is thc number of rentable square feet in the Building. Tenant shall pay its proportionate share of Taxes in the same manner as provided above for Additional Rent with regard to Operating Costs. "Taxes" shall mean taxes, assessments, and governmental charges whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income (if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof);

                           (4) By April 1 of each calendar year, or as soon
thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs for the previous year, adjusted as provided in Section 3.(c)6), and of the Taxes for the previous year (the "Operating Costs and Tax Statement"). If the Operating Costs and Tax Statement reveals that Tenant paid more for Operating Costs than the actual amount for the year for which such statement was prepared, or more than its actual share of Taxes for such year, then Landlord shall promptly credit or reimburse, at Landlord s option, Tenant for such excess; likewise, if Tenant paid less than the actual Additional Rent or share of Taxes due, then Tenant shall promptly pay Landlord such deficiency.

                           (5) As used herein, Tenant's "Proportionate Share"
shall be 9.78%, which is the percentage obtained by dividing the rentable square feet of area in the Premises, which is stipulated to be 9805 rentable square feet by the total number of square feet of area in the Building, which is stipulated to be 100,303 rentable square feet.


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                           (6) Notwithstanding anything contained herein this
Article 3.(d) to the contrary, it is mutually understood and agreed, Tenant's payments as set forth herein this Article 3.(d) shall not increase greater than six percent (6%) per annum from prior lease years . However, said limitation shall be exclusive of Real Estate Taxes, Insurance, Utilities, and expenses or costs which increase as a result of federal minimum wage standards. For purposes of this provision, the actual 1999 Operating Costs, as calculated by Landlord and as set forth herein this Article 3.(d) shall be utilized as the basis for establishing said limitation.

         4. Delinquent Payment; Handling Charges. All payments not paid within five (5) days when due required of Tenant hereunder shall bear interest from the date due until paid at the greater of one and one-half (1 1/2) percent per month or the maximum lawful rate of interest; alternatively, Landlord may charge Tenant a fee equal to 5% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this
Section 4 or elsewhere in this Lease, to the extent they are considered to be interest under law, exceed the maximum lawful rate of interest.

         5. Security Deposit. Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord $16,750.21 (the "Security Deposit"), which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined in Section 16). Landlord may, from time to time and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations hereunder, Landlord shall within 30 days after the Term ends, return to Tenant the portion of the Security Deposit which was not applied to satisfy Tenant's obligations. The Security deposit may be commingled with other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.

         6. Landlord's Obligations.

                  (a) Services. Landlord shall furnish to Tenant (1) water at those points of supply provided for general use of tenants of the Building and if applicable to the Premises, provided plumbing is agreed to as part of the Working Drawings, as set forth in Exhibit C of this Lease; (2) heated and refrigerated air conditioning as appropriate, at such temperatures and in such amounts as are standard for comparable buildings in the vicinity of the Building; (3) janitorial service to the Premises on weekdays, other than holidays, for Building-standard installations and such window washing as may from time to time be reasonably required;


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(4) elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of operating elevators during non-business hours and holidays; and (5) electrical current during normal business hours for equipment that does not require more than 110 volts and whose electrical energy consumption does not exceed normal office usage. Landlord shall maintain the common areas of the Building in reasonably good order and condition, except for damage caused by Tenant, or its employees, agents or invitees. If Tenant desires any of the services specified in this Section 6.(a) at any time other than (A) between 7:00 am. and 7:00 p on weekdays, (B) 7:00 am. to 1:00 p.m. on Saturday, or (C) on Sunday or holidays, then such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the cost of such services, currently stipulated to be $25.00 per hour within ten days after Landlord has delivered to Tenant an invoice therefor.

                  (b) Excess Utility Use. Landlord shall not be required to furnish electrical current for equipment that requires more than 110 volts or other equipment whose electrical energy consumption exceeds normal office usage
 . If Tenants requirements for or consumption of electricity exceed the electric to be provided by Landlord as described in Section 6.(a), Landlord shall, at Tenant's expense, make reasonable efforts to supply such service through the then- existing feeders and risers serving the Building and the Premises. and Tenant shall pay to Landlord the cost of such service within ten days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by any verifiable method, including installation of a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding Building unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord at Tenant's cost, if in Landlord's judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefor.

                  (c) Restoration of Services; Abatement. Landlord shall use reasonable efforts to restore any service required of it that becomes unavailable; however, such unavailability shall not meter Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. If, however, Tenant


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is prevented from using the Premises for more than 15 consecutive business days because of the unavailability of any such service, then Tenant shall, as its exclusive remedy be entitled to a reasonable abatement of Rent for each consecutive day (after such 15 day period) that Tenant is so prevented from using the Premises.

         7. Improvements; Alterations; Repairs; Maintenance.

                  (a) Improvements; Alterations. Improvements to the Premises shall be installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any alteration or addition that would affect the Building's structure or its HVAC, plumbing, electrical or mechanical systems. Tenant shall not paint or install lighting or decorations, sign, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any such painting or installation which would affect the appearance of the exterior of the Building or of any common areas of the Building. All alterations, additions, or improvements made in or upon the Premises shall remain on the Premises at the end of the Term without compensation to Tenant. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all laws; Landlord's approval of the plans and specifications therefor shall not be a representation by Landlord that such alterations additions, or improvements comply with any law.

                  (b) Repairs; Maintenance. Tenant shall maintain the Premises in a clean, safe, and operable condition and shall Dot permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by Tenant, Tenant's transferees, or their respective agents, contractors, or invitees. If Tenant fails to make such repairs or replacements within 15 days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 7 shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor.

                  (c) Performance of Work. All work described in this Section 7 shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all legal requirements and in a good and workmanlike manner so as not to damage the Premises, the Building, or the components thereof.

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                  (d) Mechanic's Liens. Tenant shall not permit any mechanic's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing thereof to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor.

         8. Use. Tenant shall occupy and use the Premises only for General Office Use (the "Permitted Use") and shall comply with all laws, orders, rules, and regulations relating to the use, condition, access to, and occupancy of the Premises. The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or results in an increased rate of insurance on the Building or its contents, or for the storage of any hazardous materials or substances If, because of Tenant's acts, the rate of insurance on the Building or its contents increases, then such acts shall be an Event of Default, Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord's other rights Tenant shall conduct its business and control its agents, employees, and invitees in such a manner as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.

         9. Assignment and Subletting.

                  (a) Transfers; Consent. Tenant shall not, without the prior written consent of Landlord. (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet any portion of the Premises (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events Listed in Section 9.(a)(l) through 9.(a)(4), 9.(a)(5), 9.(a)(6) being a "Transfer"). However, the foregoing, specifically as noted in 9(a)(6) above shall not apply to Tenant's affiliated companies, provided (1) in Landlord's sole and absolute discretion the proposed transferee's use is consistent with the nature and operation of the Building, (2) is of a creditworthiness equal to or greater than Tenant, (3) operates the same business as Tenant and does not conflict with any exclusive use rights which may exist in the Building, and (4) Tenant provides the documentation relative to the proposed transferee as provided in the next sentence of this Article 9(a). If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history, its proposed use of the Premises;

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banking, financial. and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that the proposed transferee (A) is creditworthy, (B) has a good reputation in the business community, (C) does not engage in business similar to those of other tenants in the Building, and (D) is not another occupant of the Building; otherwise, Landlord may withhold its consent in its sole discretion. Concurrently with Tenants notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $75.00 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its attorneys' fees incurred in connection with considering any request for consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenants obligations hereunder, however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. Landlord's consent to a Transfer shall not release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. In the event, however, Tenant assigns this Lease to a non-related 3rd party, acceptable to Landlord, in Landlord's sole and absolute discretion, Landlord at is option may elect to release Tenant from this Lease. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

                  (b) Cancellation. Landlord may, within 30 days after submission of Tenant's written for Landlord's consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

                  (c) Additional Compensation. Tenant shall pay to Landlord, immediately upon receipt thereof, the excess of (1) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage commissions, tenant finish work, and the like) over (2) the Rent allocable to the portion of the Premises covered thereby.

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         10. Insurance; Waivers; Subrogation; Indemnity.

                  (a) Insurance. Tenant shall maintain throughout the Term the following insurance policies: (1) comprehensive general liability insurance in amounts of not less than a combined single limit of $2,000,000 or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord. Landlord's agents and their respective affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises,(2) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises, (3) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder, (4) worker's compensation insurance, containing a waiver of subrogation endorsement acceptable to Landlord, and (5) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord. but in no event, however, shall said insurance company(ies) which have a policy holders' rating of no less than a B+ in the most recent edition of Best Insurance Reports. The term "Affiliate" shall mean any person or entity, directly or indirectly, controlling, controlled by, or under common control with the party in question.

                  (b) Waiver of Negligence; No Subrogation. Landlord and Tenant each waives any claim it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms thereof, regardless of whether the negligence of the other party caused such loss; however, Landlord's waiver shall not include any deductible amounts on insurance policies carried by Landlord or to any coinsurance penalty which Landlord may sustain. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

                  (c) Indemnity. Tenant hereby indemnifies and holds Landlord harmless from and against any and all claims, demands, liabilities and expenses, including reasonable attorney's fees, arising from Tenant's use of the Premises or from any negligent act or omission to act or willful misconduct, in or about the Premises or the Building by Tenant or its agents, employees or contractors, or from any breach or default by Tenant of this Lease, except to the extent caused by Landlord's gross negligence or willful misconduct. In the event any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord, (though to the extent such claim is covered by insurance maintained by Tenant, Landlord shall not unreasonably withhold its approval with respect to any counsel selection by the insurance company to defer such claim.

         11.      Subordination Attornment; Notice to Landlord's Mortgagee.

                  (a) Subordination. This Lease shall be subordinate to any deed of trust mortgage, or other security instrument, or any ground lease, master lease, or primary lease, that now or hereafter covers all or any part of the Premises (the mortgagee under any such mortgage or the lessor under any such lease is referred to herein as a "Landlord's Mortgagee"). Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, or other interest in the Premises by so notifying Tenant in writing.

                  (b) Attornment. Tenant shall attorn to any party succeeding to Landlord's interest in the Premses, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise. upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request. If requested by Tenant, Landlord shall agree to use reasonable effort to obtain a non-disturbance agreement from all mortgagees encumbering the Building, however, the failure of Landlord to obtain such agreement shall not affect the validity of this Lease or Tenant's obligation hereunder.

                  (c) Notice to Landlord's Mortgagee. Tenant shall not seek to enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

                  (d) Landlord's Mortgagee's Protection Provisions. If Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lcase, (B) relate to periods of time following the acquisition of the Building by Landlord's Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

         12. Rules and Regulations. Tenant shall comply with the rules and regulations of the Building which are attached hereto as Exhibit B. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building and will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by its employees, agents, and invitees.

         13. Condemnation.

                  (a) Total Taking. If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), this Lease shall terminate as of the date of the Taking.

                  (b) Partial Taking - Tenant's Rights. If any part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in manner reasonably comparable to that conducted immediately before such Taking for a period of more than 180 days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 30 days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

                  (c) Partial Taking - Landlord's Rights. If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within 30 days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of
Section 13.(b).

                  (d) Award. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the land on which the Building is situated, the Building, and other improvements taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which

Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

         14. Fire or Other Casualty.

                  (a) Repair Estimate. If the Premises or the Building are damaged by fire or other casualty (a "Casualty"), Landlord shall, within 90 days after such Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty.

                  (b) Landlord's and Tenant's Rights. If a material portion of the Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 180 days after the Casualty, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant. If Tenant does not so timely terminate this Lease, then (subject to Section 14 (c)) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless Tenant caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

                  (c) Landlord's Rights. If a Casualty damages a material portion of the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical or if Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant, and Basic Rent and Additional Rent shall be abated as of the date of the Casualty.

                  (d) Repair Obligation. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises (including tenant improvements which existed at the time the Lease was executed) shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

                  15. Personal Property Taxes. Tenant shall be liable for all taxes levied or assessed agaist personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and

Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, the part of such taxes for which Tenant is primarily liable hereunder, however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein or impose any fee or penalty against Landlord.

         16. Events of Default. Each of the following occurrences shall be an "Event of Default":

                  (a) Tenant's failure to pay Rent within five days after Landlord has delivered notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Landlord has given Tenant written notice under this Section 16.(a) on more than one occasion during the twelve (12) month interval preceding such failure by Tenant;

                  (b) Tenant (1) abandons and has defaulted in the payment of Rent for the Premises or any substantial portion thereof;

                  (c) Tenant fails to provide any estoppel certificate within the time period required under Section 24.(e) and such failure shall continue for days after written notice thereof from Landlord to Tenant;

                  (d) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than 30 days after Landlord has delivered to Tenant written notice thereof; and

                  (e) The filing of a petition by or against Tenant (the term "Tenant" shall include, for the purpose of this Section 16.(e), any guarantor of Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

         Any notice periods provided for under this Section 16 shall run concurrently with any statutory notice periods and any notice given hereunder may be given simultaneously with or incorporated into any such statutory notice.

         17. Remedies. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

                  (a) Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under
Section 18.(a) and (3) an amount equal to the total Rent than Tenant would have been required to pay for the remainder of the Term.

                  (b) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination, (2) all amounts due from time to time under Section 18.(a) and (3)all Rent and other net sums referred hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises);however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term, rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 17.(b). If Landlord elects to proceed under this Section 17(b), it may at any time elect to terminate this Lease under Section 17.(a).

         18. Payment by Tenant; Non-Waiver.

                  (a) Payment by Tenant. Upon any Event of Default, Tenant shall pay to Landlord all reasonable and customary costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in
(1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant,
(4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourse arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of Florida shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties, rights and obligations under this Lease.

                  (b) No Waiver. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default except with respect to a monetary Event of Default where such payment fully cures such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any warning delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

         19. Landlord's Lien. Landlord shall have all lien and distress rights against Tenant's property as provided by Florida law.

         20. Surrender of Premises. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant. as to which Sections 13 and 14 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant, and shall remove such trade fixtures, personal property, equipment, wiring, and furniture as Landlord may request. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 20 shall survive the end of the Term.

         21. Holding Over. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over. Tenant shall pay, in addition to the other Rent. a daily Basic Rent equal to the greater of (a) 150% of the daily Basic Rent payable during the last month of the Term, or (b) 125%of the prevailing rental rate in the Building for similar space. The provisions of this Section 21 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

         22. Certain Rights Reserved by Landlord. Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

                  (a) To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

                  (b) To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time; and

                  (c) To enter the Premises at reasonable hours to show the Premises to prospective purchases, lenders, or, during the last 12 months of the Term, tenants.

         23. Miscellaneous.

                  (a) Landlord Transfer. Landlord may transfer any portion of the Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder, provided that the assignee assumes Landlord's obligations hereunder in writing.

                  (b) Landlord's Liability. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be recoverable only from the interest of Landlord in the Building, and Landlord shall not be personally liable for any deficiency. This Section shall not limit any remedies which Tenant may have for Landlord's defaults which do not involve the personal liability of Landlord.

                  (c) Force Majeure. Other than for Tenant's obligations under this Lease that can be performed by the payment of money (e g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

                  (d) Brokerage. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Insignia/ESG, Inc. and Scott Minchew & Co., whose commission shall be paid by Landlord. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

                  (e) Estoppel Certificates. From time to time, Tenant shall furnish to any party designated by Landlord, within ten days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request.

                  (f) Notices. All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified next to their signature block, (2) hand delivered to the intended address, or (3) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

                  (g) Separability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal valid, and enforceable.

                  (h) Amendments; and Binding Effect. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

                  (i) Quiet Enjoyment. Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

                  (j) No Merger. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

                  (k) No Offer. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

                  (l) Entire Agreement. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject natter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or enforcement have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith.

                  (m) Waiver of Jury Trial. To the maximum extent permitted by law, Landlord and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease.

                  (n) Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State in which the Premises are located.

                  (o) Joint and Several Liability. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

                  (p) Financial Reports. Within 15 days after Landlord's request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. Tenant will discuss its financial statements with Landlord. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (a) to Landlord's lenders or perspective purchasers of the project, (b) in litigation between Landlord and Tenant, and (c) if required by court order.

                  (q) Landlord's Fees. Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees, within 10 days after

Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

                  (r) Telecommunications. Tenant and its telecommunications companies, including but not limited to local exchange telecommunications companies and alternative access vendor services companies shall have no right of access to and within the Building, for the installation and operation of telecommunications systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless and any other transmission systems' for part or all of Tenant's telecommunications within the Building and from the Building to any other location without Landlord's prior written consent, which consent shall not be unreasonably withheld.

                  (s) Confidentiality. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for the Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means directly or indirectly, without Landlord's prior written consent. The consent by the Landlord to any disclosures shall not be deemed to be a waiver on the part of the Landlord of any prohibition against any future disclosure.

                  (t) Notice Concerning Radon Gas. Radon is a naturally occurring radioactive gas that, when rt has accumulated in a structure in sufficient quantities, may present health risks to persons who are exposed to it. Levels of radon that exceed Federal and State guidelines have been found in buildings in the State of Florida. Additional information regarding radon and radon testing may be obtainable from the county public health unit. Landlord makes no representation to Tenant concerning the presence or absence of radon gas in the Premises or the Building at any time or in any quantity. By executing this Lease, Tenant expressly releases Landlord from any loss, claim, liability, or damage now or hereafter arising from or relating to the presence at any time of such substances in the Premises or the Building.

                  (u) No Right to Terminate. Tenant hereby waives the remedies of termination and rescission and hereby agrees that Tenant's sole remedies for Landlord's default hereunder and for breach of any promise or inducement shall be limited to a suit for damages and/or injunction.

                  (v) No Liability for Crimes. The Landlord makes no representations or warranties with respect to crime in the area, undertakes no duty to protect against criminal acts and shall not be liable for any injury, wrongful death or property damage arising from any criminal act. The Landlord may, from time to time, employ security personnel and equipment, however, such personnel and equipment are only for the protection of Landlord's property. Landlord reserves the right, in its sole discretion, to start, alter or terminate any such security services without notice. The Tenant is urged to provide security for its invitees, its own personnel, and property as it deems necessary. The Tenant is urged to obtain insurance to protect against criminal acts.

                  (w) List of Exhibits. All exhibits and attachments attached hereto are incorporated herein by this reference.

                       Exhibit A - Outline of Premises/Legal Description Exhibit B - Building Rules and Regulations Exhibit C - Tenant Finish-Work: "Allowance" Exhibit D - Parking
                       Exhibit E -  Guaranty
                       Exhibit F -  Agency Disclosure
                       Exhibit G -  Tenant Estoppel Certificate
                       Exhibit H -  Right of First Offer

                  (x) Corporate Tenancy. If Tenant is a corporation, the undersigned officer of Tenant hereby warrants and certifies to Landlord that Tenant is a corporation in good standing and authorized to do business in the State of Florida. The undersigned officer of Tenant hereby further warrants and certifies to Landlord that he or her, as such officer, is authorized and empowered to bind the corporation to the terms of this Lease by his or her signature thereto. Landlord, before it accepts and delivers this Lease, may require Tenant to supply it with a certified copy of the corporate resolution authorizing the execution of this Lease by Tenant.

                  (y) General Definitions. The following terms shall have the following meanings: "Laws" means all federal, state, and local laws, rules and regulations, all court orders, all governmental directives and governmental orders, and all restrictive covenants affecting the Property, and "Law" means any of the foregoing; "Affiliate" means any person or entity which, directly or indirectly, controls, is controlled by, or is under common control with the party in question; "Tenant Party" shall include Tenant, any assignees claiming by, through, or under Tenant, any subtenants claiming by, through, or under Tenant, and any agents, contractors, employees, invitees of the foregoing parties; and "including" means including, without limitation.

                  (z) Hazardous Materials. The term "Hazardous Material" means any substance, material or waste which is now or hereafter classified or considered to be hazardous, toxic, or dangerous under any Law relating to pollution or the protection or regulation of human health, natural resources or the environment, or poses or threatens to pose a hazard to the health or safety of persons on the Premises or in the Building. Tenant shall not use, generate, store, or dispose of, or permit the use, generation, storage or disposal of Hazardous Materials on or about the Premises or the Building except in a manner and quantity necessary for the ordinary performance of Tenant's business, and then in compliance with all Laws. If Tenant breaches its obligations under this
Section 24.(x), Landlord may immediately take any and all action reasonably appropriate to remedy the same, including talcing all appropriate action to clean up or remediate any contamination resulting from Tenant's use, generation, storage or disposal of Hazardous Materials. Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against any and all claims, demands, liabilities, causes of action, suits" Judgments, damages and expenses (including attorneys' fees and cost of clean up and remediation) arising from Tenant's failure to comply with the provisions of this Section 23.(z). This indemnity provision shall survive termination or expiration of the Lease.

         24. Other Provisions.

                  (a) LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, A TENANTS OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION. NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

                  (b) Lease Subject to Certain Option Rights. The parties agree that this Lease is subject to specific option rights (e.g. right of first refusal and expansion option) of existing tenant(s) at the Building, and the terms and conditions, as set forth herein this Lease shall only be binding upon the Landlord and Tenant, upon Landlord's receipt of any applicable notices from said existing tenant(s), thereby releasing said option rights and/or declining the exercise of said option(s).

                  (c) Disposition of Existing Tenant. Tenant recognizes that the Premises is currently occupied pursuant to a Lease with American Telnet, Inc., (ATN), dated May 15, 1997. This Lease is accordingly subject to Landlord obtaining possession of the Premises from ATN in a mutually agreed upon manner. Notwithstanding any provision herein to the contrary, if for any reason Landlord is unable to terminate the Lease with ATN and deliver exclusive possession of the Premises to Tenant within fifteen (15) business days following the full execution of this Lease, then at any time thereafter, (until such lease with ATN is terminated and exclusive possession of the Premises delivered to Tenant), either party shall have the right to terminate this Lease by written notice to the other party, and both parties shall thereafter be released from all obligation hereunder, except as otherwise provided herein.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

Dated as of the date first above written.

TENANT:

FINANTRA CAPITAL. INC.,                 Address:
a Florida corporation                   1100 Ponce de Leon Blvd.
                                        Coral Gables, FL  33134

By:__________________________           Witnesses:

Name:________________________           ____________________________

Title:_______________________           ____________________________

LANDLORD:

SKW II REAL ESTATE LIMITED              Address:
   PARTNERSHIP,                         600 East Las Colinas Blvd., Suite 1900
a Delaware limited Partnership          Irving, Texas  75039

By: SKW II GEN-PAR, INC.,
a Delaware corporation
Its:  general partner                   Witnesses:


By:__________________________           ____________________________

                                        ____________________________

                                                 TABLE OF CONTENTS


                                                                                                               Page
Lease Grant.......................................................................................................1

Term..............................................................................................................1

Rent..............................................................................................................1
         (a)      Basic Rent......................................................................................1
         (b)      Payment.........................................................................................1
         (c)      Operating Expenses..............................................................................2

Delinquent Payment; Handling Charges..............................................................................4

Security Deposit..................................................................................................4

Landlord's Obligations............................................................................................4
         (a)      Services........................................................................................5
         (b)      Excess Utility Use..............................................................................5
         (c)      Restoration of Services; Abatement..............................................................5

Improvements; Alterations; Repairs; Maintenance...................................................................6
         (a)      Improvements; Alterations.......................................................................6
         (b)      Repairs; Maintenance............................................................................6
         (c)      Performance of Work.............................................................................6
         (d)      Mechanic's Liens................................................................................7

Use...............................................................................................................7

Assignment and Subletting.........................................................................................7
         (a)      Transfers; Consent..............................................................................7
         (b)      Cancellation....................................................................................8
         (c)      Additional Compensation.........................................................................8

Insurance; Waivers; Subrogation; Indemnity........................................................................9
         (a)      Insurance.......................................................................................9
         (b)      Waiver of Negligence; No Subrogation............................................................9
         (c)      Indemnity.......................................................................................9

Subordination Attornment; Notice to Landlord's Mortgagee.........................................................10
         (a)      Subordination..................................................................................10
         (b)      Attornment.....................................................................................10
         (c)      Notice to Landlord's Mortgagee.................................................................10



                                     -23-



         (d)      Landlord's Mortgagee's Protection Provisions...................................................10
Rules and Regulations............................................................................................11

Condemnation.....................................................................................................11
         (a)      Total Taking...................................................................................11
         (b)      Partial Taking - Tenant's Rights...............................................................11
         (c)      Partial Taking - Landlord's Rights.............................................................11
         (d)      Award..........................................................................................11

Fire or Other Casualty...........................................................................................12
         (a)      Repair Estimate................................................................................12
         (b)      Landlord's and Tenant's Rights                                                                 12
         (c)      Landlord's Rights..............................................................................12
         (d)      Repair Obligation..............................................................................12

Taxes............................................................................................................12

Events of Default................................................................................................13

Remedies.........................................................................................................14

Payment by Tenant; Non-Waiver....................................................................................14
         (a)      Payment by Tenant..............................................................................14
         (b)      No Waiver......................................................................................15

Landlord's Lien..................................................................................................15

Surrender of Premises............................................................................................15

Holding Over.....................................................................................................15

Certain Rights Reserved by Landlord..............................................................................16

Miscellaneous....................................................................................................16
         (a)      Landlord Transfer..............................................................................16
         (b)      Landlord's Liability...........................................................................16
         (c)      Force Majeure..................................................................................16
         (d)      Brokerage......................................................................................17
         (e)      Estoppel Certificates..........................................................................17
         (f)      Notices........................................................................................17
         (g)      Separability...................................................................................17
         (h)      Amendments; and Binding Effect.................................................................17
         (i)      Quiet Enjoyment................................................................................17
         (j)      No Merger......................................................................................18



                                     -24-



         (k)      No Offer.......................................................................................18
         (l)      Entire Agreement...............................................................................18
         (m)      Waiver of Jury Trial...........................................................................18
         (n)      Governing Law..................................................................................18
         (o)      Joint and Several Liability....................................................................18
         (p)      Financial Reports..............................................................................18
         (q)      Landlord's Fees................................................................................18
         (r)      Telecommunications.............................................................................19
         (s)      Confidentiality................................................................................19
         (t)      Notice Concerning Radon Gas....................................................................19
         (u)      No Right to Terminate..........................................................................19
         (v)      No Liability for Crimes........................................................................19
         (w)      List of Exhibits...............................................................................20
         (x)      Corporate Tenancy..............................................................................20
         (y)      General Definitions............................................................................20
         (z)      Hazardous Materials............................................................................21

Other Provisions.................................................................................................21

                                               LIST OF DEFINED TERMS

Additional Rent...................................................................................................2
Affiliate.........................................................................................................7
AS-IS............................................................................................................21
Basic Rent........................................................................................................1
Building..........................................................................................................1
Casualty..........................................................................................................9
Commencement Date.................................................................................................1
Construction Allowance...........................................................................................22
Damage Notice.....................................................................................................9
Event of Default.................................................................................................10
Expense Stop......................................................................................................2
Hazardous Materials..............................................................................................15
including........................................................................................................15
Landlord..........................................................................................................1
Landlord's Mortgage...............................................................................................8
Law..............................................................................................................15
Laws.............................................................................................................15
Lease.............................................................................................................1
Loss..............................................................................................................7
Office Space.....................................................................................................29
Office Notice....................................................................................................29
Operating Costs...................................................................................................2
Operating Costs and Tax Statement.................................................................................3


                                     -25-


Parking Area.....................................................................................................23
Permitted Use.....................................................................................................5
Premises..........................................................................................................1
Proportionate Share...............................................................................................3
Rent..............................................................................................................1
Security Deposit..................................................................................................3
Taking............................................................................................................8
Taxes.............................................................................................................3
Tenant............................................................................................................1
Tenant Party.....................................................................................................15
Term..............................................................................................................1
Total Construction Costs.........................................................................................22
Transfer..........................................................................................................6
Work.............................................................................................................21
Working Drawings.................................................................................................21


                                     -26-
